Schedule of current and non-current prepayments and other assets (Details) ₨ in Thousands, $ in Thousands	Mar. 31, 2023 USD ($)	Mar. 31, 2023 INR (₨)	Mar. 31, 2022 INR (₨)
Current
Advance to vendors (net of allowance)		₨ 804,201	₨ 451,217
Balance with statutory authorities		41,973	39,906
Prepaid expenses		102,299	112,899
Due from employees		3,451	3,709
Total		951,924	607,731
Non-current
Prepaid expenses		1,177	922
Total	$ 14	₨ 1,177	₨ 922